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                                                                    EXHIBIT 10.1


                    FIRST AMENDMENT TO BRIDGE LOAN AGREEMENT
                    ----------------------------------------


                  This First Amendment to Bridge Loan Agreement ("this Amendment"), made this 17th day of November, 2004, by and between Wachovia Bank, National Association ("Lender") and Orleans Homebuilders, Inc., a Delaware Corporation ("Borrower").

                              W I T N E S S E T H:


                  A. Borrower and Lender are parties to a Bridge Loan Agreement dated July 28, 2004 (the "Loan Agreement"). All capitalized terms used but not specifically defined in this Amendment have the meanings defined in the Loan Agreement.

                  B. Borrower has requested that Lender increase the Maximum Amount to $220,000,000.00 and that the Maturity Date be postponed, to which request Lender is willing to agree, subject to the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Subject to the provisions of Section 2 of this Amendment, the Maximum Amount is hereby increased to $220,000,000.00.

                  2. Notwithstanding anything to the contrary contained in the Loan Agreement or this Amendment, the aggregate amount of the Loan that Borrower may borrow and that may be outstanding at any time shall be limited to the "Advance Limit". Until such time as Lender has executed a loan participation agreement (each a "Participation Agreement") with National City Bank, Sovereign Bank or another financial institution acceptable to both Borrower and Lender (each such other party to a Participation Agreement being a "Participant"), whereby the Participant has purchased a participation interest in the Loan, the Advance Limit shall be $140,000,000.00. Lender shall use its good faith efforts to enter into one or more Participation Agreements (in form satisfactory to Lender in good faith) with one or more Participants, whereby such Participants purchase participation interests in the Loan in an aggregate amount of up to $80,000,000.00. Upon the execution of each such Participation Agreement, the Advance Limit shall be increased by the dollar amount of each Participant's participation interest in the Loan.

                  3. The Maturity Date is hereby postponed to December 31, 2004.

                  4. To evidence the increase in the Maximum Amount as aforesaid, Borrower has executed and delivered to Lender a Note, dated the date hereof, in the stated principal amount of $220,000,000.00 (the "Replacement Note"). Henceforth, all references in the Loan Agreement to the "Note" shall mean and refer to the Replacement Note.



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                  5. Borrower represents and warrants to Lender that each of the representations and warranties contained in the Loan Agreement continue to be true and correct as of, and as if made on, the date hereof and that Borrower has no defense, set-off counterclaim to or against any of Borrower's obligations or liabilities contained in the Loan Agreement or the Note.

                  6. Except as specifically modified hereby, the Loan Agreement continues in full force and effect, in accordance with its terms.

                  IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the year first above written.



                              WACHOVIA BANK, NATIONAL
                              ASSOCIATION


                              By: Julie Pasceri-Young
                                  ---------------------------------------------
                                  Julie Pasceri-Young, Vice President



                              ORLEANS HOMEBUILDERS, INC.



                              By: Joseph A. Santangelo
                                  ---------------------------------------------
                                  Joseph A. Santangelo, Chief Financial Officer